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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)  September 15, 2000

                                 HOLOGIC, INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                       0-18281                    04-2902449
 ------------------------------------------------------------------------------
  (State or Other                 (Commission               (I.R.S. Employer
   Jurisdiction                   File Number)             Identification No.)
 of Incorporation)


 35 Crosby Drive, Bedford, Massachusetts                         01730
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 (address of principal executive offices)                     (Zip Code)


                                                            (781) 999-7300
Registrant's telephone number, including area code ----------------------------

         N/A
-------------------------------------------------------------------------------
(Former Name or Former Address, If Changed Since Last Report)
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ITEM 2.   ACQUISITION OF ASSETS
------

     On September 15, 2000, the Registrant acquired substantially all of the U.S. business assets of Trex Medical Systems Corporation ("Trex Medical") in exchange for $30 million in cash and a 11.5% note in the amount of $25 million with accrued interest first payable on September 13, 2001 and semi-annually thereafter. The Registrant funded the cash portion of the purchase price from its working capital. The note has term of three (3) years with a maturity date of September 13, 2003. The note is secured by a mortgage on the Registrant's principal office in Bedford, Massachusetts as well as the facility in Danbury, Connecticut which was acquired from Trex Medical in connection with the acquisition. The purchase price is subject to adjustment based upon the working capital of the business as of the closing date. The Registrant also acquired 49 issued U.S. and foreign patents in connection with the acquisition. The Registrant intends to use the purchase method to account for this acquisition.

     Trex Medical manufactured X-ray mammography systems used for the detection and diagnosis of breast cancer and other general-purpose and specialized medical X-ray equipment. The Registrant intends to continue the business activities of Trex Medical in the areas of mobile X-ray systems, X-ray systems for non-destructive testing, digital radiographic/fluoroscopic (R/F) systems, electrophysiology products and general radiography products. The Registrant acquired approximately 550 employees at Trex Medical's owned 62,500 square foot and leased 60,000 square foot research and development, manufacturing and administrative facilities in Danbury, Connecticut and Trex Medical's 156,000 square foot leased facility in Littleton, Massachusetts.

     The terms of the asset purchase are more fully described in that certain Asset Purchase and Sale Agreement by and among the Registrant, Trex Medical, Trex Medical Corporation, Thermotrex Corporation, and Thermo Electron Corporation dated August 13, 2000, as amended on September 15, 2000 (the "Purchase Agreement"), a copy of which is attached hereto. The terms of this transaction were the result of arm's length negotiations between representatives of the Registrant and Trex Medical. Prior to the consummation of the transaction there was no material relationship between the Registrant, and its affiliates, on the one hand, and Trex Medical, and its affiliates, on the other hand.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
------

     (a)  Financial Statements of Business Acquired.  It is impracticable at
          -----------------------------------------
this time for the Registrant to file the required financial statements with respect to the business acquisition described in Item 2 of this Form 8-K. The required financial statements will be filed not later than sixty (60) days from the date this report is filed.

     (b)  Exhibits.
          --------

             2. Asset Purchase and Sale Agreement dated August 13, 2000, by and between the Registrant, Trex Medical Systems Corporation, Trex Medical Corporation, Thermotrex Corporation and Thermo Electron Corporation, as amended on September 15, 2000.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2000                 HOLOGIC, INC.


                                       By: /s/ Glenn P. Muir
                                           -------------------------------------
                                           Glenn P. Muir,
                                           Chief Financial Officer

Exhibits.     2.   Asset Purchase and Sale Agreement dated August 13, 2000, by
--------
and between the Registrant, Trex Medical Systems Corporation, Trex Medical Corporation, Thermotrex Corporation and Thermo Electron Corporation, as amended on September 15, 2000.

(Annexes, Exhibits and Schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees, however, to furnish supplementary a copy of such omitted items to the Commission upon request.)

                                Amendment No. 1
                                ---------------
                                      to
                                      --
         Asset Purchase and Sale Agreement dated as of August 13, 2000
         -------------------------------------------------------------

       This Amendment No. 1 (the "Amendment") to the Asset Purchase and Sale
                                  ---------
Agreement (the "Sale Agreement"), dated as of August 13, 2000, among Trex
                --------------
Medical Systems Corporation ("Seller"), Trex Medical Corporation, ThermoTrex
                              ------
Corporation and Thermo Electron Corporation (each, a "Parent") and Hologic, Inc.
                                                      ------
("Buyer"), is entered into this 15th day of September, 2000. Capitalized terms
  -----
used herein and not otherwise defined shall have the meanings ascribed to such terms in the Sale Agreement.

                                   Recitals

       WHEREAS, the Seller, the Parents and the Buyer are parties to the Sale Agreement; and

       WHEREAS, the Parties desire to effect certain amendments to the Sale Agreement prior to the consummation of the transactions contemplated thereby;

       NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby amend the Sale Agreement as follows :

       1. Paragraph (x) of Section 1.1(d) of the Sale Agreement is hereby deleted and replaced by the following:

               (x) Subject to the provisions of Section 6.1(c) with respect to the Fischer Litigation (as defined below) and Section 6.1(d) with respect to the IBM Claims (as defined below), all liabilities with respect to all actions, suits, proceedings, disputes, claims or investigations arising out of or related to the Business or that otherwise arise out of or are related to the

           Acquired Assets to the extent expressly set forth in the Disclosure Schedule;

       2. Section 6.1 of the Sale Agreement is hereby amended by adding a new paragraph (d) as follows:

               (d) resulting from the IBM Claims (as defined in this Section 6.1(d) below) to the extent of any Damages (as defined in this
           Section 6.1(d) below) resulting from infringement of the IBM Patents (as defined in this Section 6.1(d) below) by any Products (as defined in this Section 6.1(d) below) manufactured, sold, offered for sale or used on or prior to the last expiration date of the IBM Patents and such Damages are attributable to either (i) the period prior to the Closing or (ii) the period from and after the Closing, subject to the limitations set forth in Section 6.5 below.

                   "IBM Claims" shall mean (i) any action or claim brought
                    ----------
           against any Buyer Indemnified Party predicated on the IBM Patents, but only to the extent that such action or claim involves any Products, and (ii) any actions or claims for indemnification or other relief brought or made by customers or users of Products, based on actions or claims of infringement of the IBM Patents, based on the use or the sale of Products and filed or made by the owner or licensees of the IBM Patents.

                   "IBM Patents" shall mean United States Patent Nos.
                    -----------
           5,572,999, 5,445,166 and 4,751,507 (the "Original IBM Patents"), and
                                                    --------------------
           any reissues, extensions, continuations, divisions or continuations in
           part thereof, provided that, in the case of any continuation in part, the term "IBM Patents" shall mean only those claims of such
                     -----------
           continuation in part supported by the disclosure of any of the Original IBM Patents.

                   "Products" shall mean, for all purposes of indemnification
                    --------
           under this Agreement in connection with the IBM Patents and not withstanding the definition of "Products" above, any product
                                           --------
           manufactured, sold or offered for sale by Seller on or before the date hereof, as such product may be enhanced or improved from time to time by or on behalf of Buyer, so long as such product as so enhanced or improved is not alleged by IBM in good faith to infringe on any claims of any IBM Patents which are not infringed upon by such product as manufactured by Seller on the date hereof, or any claims of foreign counterparts of the IBM Patents whose corresponding U.S. claims, if any, are not alleged to be infringed upon by such product as manufactured by Seller on the date hereof, provided that in any such case such product is manufactured, offered for sale or sold only for the uses offered by Seller on or before the date hereof.

                   "Damages" shall mean, for all purposes of indemnification
                    -------
           under this Agreement in connection with the IBM Claims and notwithstanding the definition of "Damages" in the introductory
                                              -------
           paragraph of this Section 6.1, only (i) monetary damages (including without limitation "enhanced damages"), fines, fees and interest and obligations ordered by a court in connection with the IBM Claims,
           (ii) all amounts
           payable to International Business Machines Corporation (or its successors in interest) ("IBM") in settlement of the IBM Claims,
                                     ---
           including, without limitation, any future royalties required to be paid by any Buyer Indemnified Party as a result of such settlement,
           (iii) any losses, including consequential damages, suffered by any Buyer Indemnified Party as a result of an injunction issued as a consequence of the IBM Claims prohibiting the sale of Products, and
           (iv) reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, costs of investigation and evaluation, experts and other reasonable costs, incurred in connection with the defense of the IBM Claims.

       3. Paragraphs (b) and (c) of Section 6.2 of the Sale Agreement are hereby deleted and replaced by the following:

               (b) resulting from, relating to or constituting any obligations or liabilities associated with the conduct of the business or operations of the Business from and after the Closing, except to the extent that such Damages result from a matter for which Buyer is entitled to indemnification from Seller pursuant to clauses (c)(ii) or (d)(ii) of Section 6.1 above (after giving effect Section 6.5 below);

               (c) subject to the limitations set forth in Section 6.5 below, resulting from or relating to the Fischer Litigation or the IBM Claims;

       4. Paragraph (b) of Section 6.4 of the Sale Agreement is hereby deleted and replaced by the following:

               (b) Any valid claim that is properly asserted in writing pursuant to Section 6.3 prior to the expiration as provided in Section 6.4(a) of the representation or warranty that is the basis for such claim shall survive until such claim is finally resolved and satisfied; provided, however, that any valid claim that is properly asserted in writing pursuant to any of Section 6.1(c), Section 6.1(d) or Section 6 .2(c) shall survive until such claim is finally resolved and satisfied.

       5. Section 6.5(b) of the Sale Agreement is hereby amended by adding a new clause (v) as follows:

               (v) Seller shall not be liable under Section 6.1(d) unless and until the aggregate Damages under Section 6.1(d) exceed $250,000 (the "Threshold Amount"), provided that if such Damages exceed the
            ----------------
           Threshold Amount, Seller shall be liable for all such Damages without regard to the Threshold Amount.

       6. All in accordance with Section 6.3(a) of the Agreement, the Buyer Indemnified Parties shall be deemed hereby to have made a claim for indemnification with respect to Damages resulting from the IBM Claims against Seller and Parents pursuant to Section 6.1(d) of the Agreement, and Seller and Parents shall be deemed hereby to have assumed control of the defense thereof with Fish & Richardson, P.C. as counsel (which counsel is satisfactory to the Buyer Indemnified Parties).

       7.  Article X of the Sale Agreement is hereby amended by adding a new
Section 10.11 as follows:

           10.11  Transitional Services.
                  ---------------------

                  (a) Services; Fees; Terms. Buyer agrees to perform for
                      ---------------------
           Seller, in accordance with the terms and provisions of this Section 10.11, the services described in Exhibits I and II attached hereto
                                            -----------------
           (collectively, the "Transitional Services") upon the terms specified
                               ---------------------
           in Exhibits I and II.  From time to time, Seller may request of Buyer
              -----------------
           that additional services not included in the Transitional Services be provided by Buyer. Buyer and Seller shall use good faith efforts to agree upon the provision of such additional services and the fees therefor, and upon such agreement, such additional services shall be deemed "Transitional Services" for purposes of this Agreement. Buyer
                   ---------------------
           shall use commercially reasonable efforts in the timely performance of the Transitional Services and Seller shall use commercially reasonable efforts to cooperate with Buyer in connection with the provision of the Transitional Services. Seller agrees to pay to Buyer a fee for each of the Transitional Services actually provided by Buyer as specified in Exhibit I attached hereto.
                                 ---------
                  (b) Independent Contractor Status.  Buyer shall perform all
                      -----------------------------
           Transitional Services as an "independent contractor" and not as an agent of Seller. Buyer is not, in connection with the performance of Transitional Services hereunder, authorized to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of Seller or to bind Seller in any manner.

                  (c) Confidentiality.  Each of Buyer and Seller shall hold,
                      ---------------
           and shall use reasonable efforts to cause its Affiliates, consultants and advisors to hold, in strict confidence all information concerning the other obtained in connection with the provision of Transitional Services (except to the extent that such information (i) is or becomes generally available to the public other than as a result of a disclosure by the receiving Party in violation of the terms of this
           Section 10.11(c), (ii) was within the possession of the receiving Party prior to it being furnished to the receiving Party by or on behalf of the other Party or learned by the receiving Party in connection with the performance of Transitional Services, provided that the source of such information was not known by the receiving Party at the time of receipt to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the other Party or any other party with respect to such information, (iii) is or becomes available to the receiving
           Party from a source other than the other Party, provided that such source is not, to the knowledge of the receiving Party at the time of receipt, bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the other Party or any other party with respect to such information, or
           (iv) was or is independently developed by the receiving Party without utilizing any such information or violating any of the receiving Party's obligations under this Section 10.11(c)), and each Party shall not release or disclose such information to any other person, including without limitation its auditors, attorneys, financial advisors, bankers and other consultants and advisors, unless compelled to disclose
           such information by judicial or administrative process or by other requirements of law or so as not to violate the rules of any stock exchange; provided, however, that in the case of disclosure compelled
                     --------  -------
           d by judicial or administrative process, the disclosing Party shall (to the extent permitted by applicable law) notify the non-disclosing Party promptly of the request or requirement so that the non-disclosing Party may seek an appropriate protective order or waive compliance with the provisions of this Section 10.11(c). If, in the absence of a protective order or the receipt of a waiver hereunder, a Party is compelled to disclose any such information by judicial or administrative process, such Party may so disclose such information; provided, however, that, at the written request of the non-disclosing
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           Party, the disclosing party shall use commercially reasonable efforts to obtain, at the expense of the non-disclosing Party, an order or other assurance that confidential treatment will be accorded to such portion of such information required to be disclosed.

                  (d) Employment Relationships. Except to the extent specified
                      ------------------------
           on Exhibits I and II, employees of Buyer engaged in performing the
              -----------------
           Transitional Services shall under no circumstances be, or be deemed to be, employees of Seller. Buyer shall have full and exclusive liability for the payment of worker's compensation or employer's liability insurance premiums with respect to such employees and for the payment of all taxes, contributions, withholdings or other payments for unemployment compensation or severance, termination, retirement, old age or other benefits, pensions, annuities or other obligations or liabilities of any nature now or hereafter imposed upon employers by the relevant government in respect of such employees, measured by the wages, salaries, compensation or other remuneration paid to such employees or otherwise, and Buyer shall make such payments and shall make and file all reports and returns and do all other things necessary to comply with the law imposing such taxes, contributions, withholdings or other payments.

       8. Section 10.8 of the Sale Agreement is hereby amended by adding the following at the end of the only sentence therein:

           , including without limitation any action to comply with the requirements of the Connecticut Property Transfer Act, Conn. Statute Annotated (S)22a-134, et. seq.

       9. Section 1.1(e) of the Sale Agreement is hereby amended by adding the following as a new paragraph thereto:

                  (xiv) All liabilities and obligations of Seller under the Connecticut Property Transfer Act, Conn. Statute Annotated (S)22a-134, et. seq., arising out of the requirement of Seller to make any filing under such Act in connection with any transfer of the Owned Real Property prior to the Closing Date.

                  [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.
                                          SELLER:

                                          TREX MEDICAL SYSTEMS CORPORATION

                                          By: /s/ Kenneth J. Apicerno
                                              ----------------------------------
                                          Kenneth J. Apicerno, Treasurer

                                          BUYER:

                                          HOLOGIC, INC.

                                          By: /s/ Glenn P. Muir
                                              ----------------------------------
                                          Glen P. Muir, Chief Financial Officer

                                          PARENTS:

                                          The undersigned hereby enter into this
                                          Amendment for the purpose of agreeing
                                          to the amendment of the Agreement as
                                          set forth herein .

                                          TREX MEDICAL CORPORATION

                                          By: /s/ Kenneth J. Apicerno
                                              ----------------------------------
                                          Kenneth J. Apicerno, Treasurer

                                          THERMO ELECTRON CORPORATION

                                          By: /s/ Kenneth J. Apicerno
                                              ----------------------------------
                                          Kenneth J. Apicerno, Treasurer

                      [Signature page to Amendment No. 1]